39th Annual Cowen Healthcare Conference March 12, 2019 Exhibit 99.1

These slides and the accompanying oral presentation contain forward-looking statements and information. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward-looking statements. For example, all statements we make regarding the initiation, timing, progress and results of our preclinical and clinical studies and our research and development programs, our ability to advance product candidates into, and successfully complete, clinical studies, and the timing or likelihood of regulatory filings and approvals are forward looking. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These statements are also subject to a number of material risks and uncertainties that are described in our most recent quarterly report on Form 10-Q, as well as our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Forward-Looking Statements

RADICAL CARE We care in a way that’s intense and truly sets us apart. WE RECODE FOR LIFE THIS IS PERSONAL Gene therapy is about saving lives one person at a time. And we are, each of us, personally all in. PIONEERS WITH PURPOSE We’re exploring new frontiers for the sake of patients.

Our 2022 Vision -- Just Got BOLDER

LentiGlobin TDT

2019 EU Potential Approval

2020 U.S. Potential Approval

Lenti-D CALD

2021 Potential Approval

2022

THE GENE THERAPY PRODUCTS COMPANY

LentiGlobin SCD

2022 Potential Filing/Approval

∞ Patient Impact

bb2121 Multiple Myeloma

2020 Potential Approval

4 Products on the Market

5+ Clinical Programs

1-2 INDs Per Year Beginning 2020

4

SCD: Potential Global LAUNCH MM: Earlier Line APPROVALS & LAUNCHES 2023+ SCD: U.S. & EU FILING/APPROVALS CALD: Global EXPANSION MM: Earlier Line Studies 2022 TDT: Label EXPANSION CALD: U.S./EU APPROVAL MM: Global EXPANSION in Relapsed/Refractory Earlier Line Studies 2021 TDT: EU Country EXPANSION U.S. APPROVAL & LAUNCH Label EXPANSION MM: APPROVAL in Relapsed/Refractory 2020 TDT: EU APPROVAL & 1st LAUNCH 2019 UNPRECEDENTED OPPORTUNITY Anticipated research, development, regulatory and commercial milestones 1-2 INDs 1-2 INDs 1-2 INDs 1-2 Clinical Starts 5+ New Clinical Programs

RECODE THE SCIENCE: R&D with SOUL

WHAT YOU SEE

PRODUCT CANDIDATES	PROGRAM AREA	PRECLINICAL	PHASE 1/2	PHASE 2/3	RIGHTS/PARTNER
	Severe Genetic Diseases				
Lenti-D™ Drug Product	Cerebral Adrenoleukodystrophy				Worldwide
LentiGlobin™ Drug Product	Transfusion-Dependent β-Thalassemia Non-β^0/β^0				Worldwide
	Transfusion-Dependent β-Thalassemia β^0/β^0				
	Sickle Cell Disease **				
BCL11a shRNA (miR)*	Sickle Cell Disease				Worldwide
	Cancer				
bb2121	Multiple Myeloma Fourth Line				Celgene
	Multiple Myeloma Third Line**				
	Multiple Myeloma Second Line**				
	Multiple Myeloma First Line**				
bb21217	Multiple Myeloma Fourth Line				Celgene

*Development is led by Dana-Farber/Boston Children's Cancer and Blood Disorders Center
**Planned studies

WHAT YOU DON'T SEE



Internal Research
DARIC Controls
TGF-B Flip
CBL-B Edit
P13K Inhibition Enhanced Mftg
Tools & Technology
megaTALs
GAMMA DELTA
T Cell
VELOCISUITE®
Partners for Success
REGENERON
TC BIOPHARM
gritstone
medigene
Celgene
Boston Children's Hospital
FRED HUTCH
INHIBRx

bluebirdbio 6

Anti-Pure Play Principles - What Do We Mean?



RECODING TRADITIONAL R&D
INTEGRATE
INTERNAL
EXTERNAL
Platform Tools & Technology
R&D Enablers
Clinical Insights
1:Many Target Strategy
MM - bb21217
SCD - BCL11a
Liquid Tumor Programs
Solid Tumor Programs
SGD Programs
TDT – LentiGlobin
SCD – LentiGlobin
MM – bb2121
CALD – Lenti-D
ITERATE

7

Virus Manufacturing Drug Product SCALABLE Clinical Data Real World Evidence to Support BLUE Style: Field Team Supply Chain Collecting Cells, Preparing, Shipping, Receiving Cells DELIVERY PLATFOM Platform Is Gearing Up for Launch TDT MAKE IT SEAMLESS

Lifetime cost-time effectiveness timeframe Base value only on patient QOL and Life Extension OBJECTIVE STRATEGIC APPROACH Approach – VALUE-BASED PAYMENT Over Time Based on OUTCOME FAIR VALUE RECOGNITION SHARED RISK HEALTH SYSTEM AFFORDABILITY PER PATIENT AFFORDABILITY Pay ONLY IF the treatment works Put UP TO 80% of the price at risk based on success Spread payments over UP TO A FIVE YEAR period NO PRICE INCREASES above CPI NO COST after payment period (vs. for life) 1 2 3 4

Potential 2019 Catalysts

By Mid Year

LentiGlobin TDT

Northstar-2 (HGB-207) & Northstar-3 (HGB-212) Data Update

LentiGlobin SCD

HGB-206 Group C Data Update

bb2121 MM

KarMMa-2 & KarMMa-3 Study Start*

Pipeline

Analyst Day

By End of Year

LentiGlobin TDT

EU Approval & First Launch

Potential U.S. Filing

Northstar-2 and Northstar-3 Data Update

LentiGlobin SCD

HGB-210 Study Start

HGB-206 Group C Data Update

bb2121 MM

CRB-401 Data Update*

KarMMa-1 Data*

bb21217 MM

CRB-402 Data Update

Cash Position as of December 31, 2018: $1.9B

CASH RUNWAY INTO 2022

*Driven by Celgene/BMS

bluebirdbio

10